UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

December 5, 2022
Date of Report (date of earliest event reported)

 THE BUCKLE, INC.
(Exact name of Registrant as specified in its charter)

Nebraska	001-12951	47-0366193
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

2407 West 24th Street,
Kearney,	Nebraska	68845-4915
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (308) 236-8491
__________________________________________________________

(Former name, former address and former fiscal year if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	BKE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                     Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

On December 6, 2022, The Buckle, Inc. (the "Company") issued a press release announcing that at its quarterly meeting of the Board of Directors, held on December 5, 2022, Shruti S. Joshi was elected as a member of the Company's Board of Directors, effective immediately. Ms. Joshi, age 44, currently serves as Chief Operating Officer for Facet Wealth, a position she has held since August 2021. In this role, she is responsible for continuing Facet Wealth’s growth by overseeing its overall go-to market strategy, defining and leading its unique end-to-end client experience, and helping to define new revenue stream opportunities. Facet Wealth is a rapidly growing fintech company offering unbiased, personalized financial advice and services at an affordable subscription fee. Prior to joining Facet Wealth, Ms. Joshi was an equity partner at Altman Vilandrie & Company, now Altman Solon, where she built and ran the firm’s Marketing ROI Practice. Prior to that, she was an executive at Verizon Communications, where she led new acquisition growth for consumer FiOS and core network products. Compensation for Ms. Joshi's service as a Director is outlined under the heading "Director Compensation" in the Company's Proxy Statement for its 2022 Annual Meeting of Stockholders, as filed on April 22, 2022.

The full text of the press release is furnished as Exhibit 99.1 to this report.

ITEM 8.01.     Other Events

In the same press release, The Buckle, Inc. also announced a special cash dividend of $2.65 per share and a quarterly dividend of $0.35 per share to be paid together on January 27, 2023, for shareholders of record at the close of business on January 13, 2023.

The full text of the press release is furnished as Exhibit 99.1 to this report.

ITEM 9.01(d).     Exhibits

Exhibit 99.1    Press Release Dated December 6, 2022
Exhibit 104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Buckle, Inc.

Date: December 6, 2022	By: /s/ THOMAS B. HEACOCK
Name: Thomas B. Heacock
Title: Senior Vice President of Finance,
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Press Release Dated December 6, 2022

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)